CONFIDENTIAL PORTIONS OF THIS EXHIBIT MARKED AS [***] HAVE BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND HAVE BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

AMENDMENT TWO TO THE
SOFTWARE AS A SERVICE RENEWAL AGREEMENT

This Amendment Two (the “Amendment No. 2”) amends the Software as a Service Renewal Agreement between Cellco Partnership d/b/a Verizon Wireless, a Delaware general partnership, having a place of business at One Verizon Way, Basking Ridge, New Jersey 07920 on behalf of itself and for the benefit of its Affiliates (individually and collectively “Verizon”) and Digital Turbine USA, Inc., a Delaware corporation with offices located at 110 San Antonio St., Austin, Texas 78701 (“Digital Turbine”) dated August 14, 2018, as amended (the “Renewal Agreement”). This Amendment No. 2 is entered into on and as of the date of execution by the last signing Party (the “Amendment No. 2 Execution Date”) by and between the same Parties.

NOW THEREFORE, in consideration of the premises set forth in this Amendment No. 2 and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties mutually agree as follows:

AMENDMENT OF AGREEMENT
The parties wish to amend the Renewal Agreement as set forth in this Amendment No. 2. Capitalized terms used, but not otherwise defined, herein shall have the meanings attributed to them in the Renewal Agreement.

1.EXTENSION OF TERM. Parties agree to extend the Term of the Renewal Agreement (as defined in Section 17.1 of the Agreement) for a period of four (4) years ending on August 13, 2026 (the “Extended Term”).

2.REPLACEMENT OF “VERIZON LTE” WITH “VERIZON MOBILE”. All instances in the Renewal Agreement to “Verizon LTE” shall be replaced with the “Verizon mobile.”

3.REPLACEMENT OF EXHIBIT B. Exhibit B of the Renewal Agreement is hereby replaced with Exhibit B attached hereto.

4.AMENDMENT OF SECTION 1.11. The first sentence of Section 1.11 of the Renewal Agreement is amended by removing “any Oath-branded or Yahoo-branded or co-branded application,”.

5.AMENDMENT OF SECTION 6.3. Section 6.3 of the Renewal Agreement is hereby deleted and replaced with the following language:

6.3. Verizon shall have the right to place, deliver and distribute, at no cost to Verizon and subject to no revenue share set forth in Section 6.4, an unlimited quantity of Verizon Non-CPI Inventory on an Interactive Wireless Device via the Digital Turbine App, provided that Verizon authorizes on that Interactive Wireless Device at least four slots for applications to be offered as CPI Inventory.

The Parties agree to discuss in good faith a fee for the distribution of Verizon Non-CPI Inventory that would apply in those instances where Verizon does not authorize the required number of slots for applications to be offered as CPI Inventory. Verizon shall not be obligated to pay any such fee, and shall have the right to place, deliver and distribute, at no cost to Verizon and subject to no revenue share set forth in Section 6.4, an unlimited quantity of Verizon Non-CPI Inventory on an Interactive Wireless Device via the Digital Turbine App in the event that Digital Turbine does not present to Verizon at least ten applications for possible inclusion as CPI Inventory for that Interactive Wireless Device.

6.REVISED REVENUE SHARE TERMS. The Parties agree that with respect to revenues earned from utilization of the Service during each calendar year as of January 1, 2022 until the expiration of the Extended Term, the schedule of revenue share outlined in Section 6.4 of the Renewal Agreement is hereby replaced in its entirety with the following:

Annual Gross Revenue Tier	DT Placed CPI Invento		Verizon Sold CPI Invent
	Digital Turbine Revenue Share (%)	Verizon Revenue Share (%)	Digital Turbine Revenue Share (%)	Verizon Revenue Share (%)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)
(***)	(***)	(***)	(***)	(***)

Example: if annual revenues in 2022 for DT Placed CPI Inventory are (***), a (***) revenue share (***) would apply to the first (***), and the remaining (***) shall be divided between the parties (***).

7.ADDITIONAL SERVICES. The Parties agree to discuss together in good faith the provision of additional monetization products and services during the Extended Term, as further agreed upon by the parties in writing.
8.UPDATE OF VERIZON NOTICE RECIPIENT. All notices to be sent to Verizon pursuant to Section 21.9 of the Renewal Agreement shall be delivered to (***), with a courtesy copy to (***).

9.MISCELLANEOUS.
9.1     Relationship to Renewal Agreement. Express as expressly amended herein, the Renewal Agreement shall remain unaltered and in full force and effect. In the event of any further conflict or inconsistency between the terms of this Amendment No. 2 and the Renewal Agreement, the terms of this Amendment No. 2 shall control.

9.2    TracFone Agreement. Nothing in this Amendment No. 2 or the Renewal Agreement shall be deemed to alter the terms of the Software as a Service Agreement effective April 3, 2017 as amended from time to time between TracFone Wireless, Inc. (“TracFone”) and Digital Turbine (the “TracFone Agreement”), and references to Verizon’s Affiliates herein shall not be deemed to include TracFone. As of the Amendment No. 2 Execution Date, the TracFone Agreement remains in full force and effect.

9.3    Counterparts. This Amendment No. 2 may be executed in two or more identical counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute the Amendment No. 2 when a duly authorized representative of each party has signed a counterpart. Each party agrees that the delivery of this Amendment No. 2 by facsimile or electronic transmission shall have the same force and effect as delivery of original signatures.

CELLCO PARTNERSHIP DIGITAL TURBINE USA, INC. D/B/A VERIZON WIRELESS

By: By: Name: Chris Emmons Name: Bill Stone
Title: VP, Devices, Accessories and Operations Title: CEO
Date: Date:

EXHIBIT B
(***)